Segment and Geographic Information	12 Months Ended
Dec. 31, 2017
Operating Segments [Abstract]
Segment and Geographic Information
SEGMENT AND GEOGRAPHIC INFORMATION:
We are required to disclose certain information regarding operating segments, products and services, geographic areas and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Although we aligned our end markets into two customer focused areas in 2017, namely Advanced Technology Solutions (ATS) and Connectivity & Cloud Solutions (CCS), we continued to operate as one reportable segment, electronics manufacturing services, for 2017. Our chief operating decision maker is our Chief Executive Officer.
The following table indicates revenue by end market as a percentage of total revenue for the periods indicated. Our revenue fluctuates from period-to-period depending on numerous factors, including but not limited to: the mix and complexity of the products or services we provide, the extent, timing and rate of new program wins, and the execution of our programs and services, follow-on business, program completions or losses, the phasing in or out of programs, the success in the marketplace of our customers’ products, changes in customer demand, and the seasonality of our business. We expect that the pace of technological change, the frequency of customers transferring business among EMS competitors, the level of outsourcing by customers (including decisions to insource), and the dynamics of the global economy will also continue to impact our business from period-to-period.

	Year ended December 31
	2015	2016	2017
Advanced Technology Solutions (ATS)	32%	32%	32%
Communications	40%	42%	43%
Enterprise	28%	26%	25%

For reporting purposes, commencing in 2017, we combined our previously-reported Diversified and Consumer end markets to form our ATS end market, and combined our Servers and Storage end markets into a single “Enterprise” end market. All period percentages herein reflect these changes.

The following table details our external revenue allocated by manufacturing location among countries that generated in excess of 10% of total revenue for the years indicated:

	Year ended December 31
	2015	2016	2017
Thailand	33%	36%	34%
China	23%	21%	21%
Malaysia	14%	13%	12%

The following table details our allocation of property, plant and equipment, intangible assets and goodwill among countries that exceeded 10% of total property, plant and equipment, intangible assets and goodwill for the years indicated:

	December 31
	2016	2017
China	23%	22%
Thailand	17%	17%
Malaysia	17%	14%
Romania	*	14%
United States	13%	12%
Canada	*	*
* Less than 10% in 2016 and 2017.

Customers:
We had two customers that individually represented more than 10% of total revenue in 2017. In the aggregate, those customers comprised 31% of total revenue. Cisco Systems accounted for 18% of total revenue in 2017 (2016 — 19%) and Juniper Networks accounted for 13% of total revenue in 2017 (2016 — 11%). At December 31, 2017, we had two customers that individually represented more than 10% of total accounts receivable.
We had two customers that individually represented more than 10% of total revenue in 2016. In aggregate, those customers comprised 30% of total revenue. At December 31, 2016, we had three customers that individually represented more than 10% of total accounts receivable.
We had three customers that individually represented more than 10% of total revenue in 2015. In aggregate, those customers comprised 38% of total revenue. At December 31, 2015, we had two customers that individually represented more than 10% of total accounts receivable.